LATIN AMERICAN EQUITY FUND
(A Portfolio of BT Investment Funds)
Supplement to Prospectus dated January 31, 1998

Please delete the information relating to Latin American Equity Fund under the section entitled "Summary of Fund Expenses" and replace it with the following:

     "Annual Operating Expenses
     (as a percentage of the average daily net assets of the Fund)

     Latin American Equity Fund

     Investment advisory fee (after reimbursements or waivers)             0.80%
     12b-1 fees                                                   None
     Other expenses (after reimbursements or waivers)                      1.10%

     Total operating expenses (after reimbursements or waivers)            1.90%

     Example                        1 Year   3 Years  5 Years   10 Years
     You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

     Latin American Equity Fund     $19      $60      $103      $222

     The expense table and example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund.

     Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee with respect to the Portfolio. Without such waiver, the Portfolio's investment advisory fee would be equal to 1.00%. The expense table and example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total aggregate operating expenses of the Fund will not exceed 1.90%. In the absence of reimbursements and waivers, for the fiscal year ended September 30, 1997 (as a percentage of the Fund's average daily net assets) "Total Operating Expenses" would have been 2.44%. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Moreover, while the example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%."

                                                                  August 5, 1998
EDGEWOOD SERVICES, INC.
Distributor

5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-5829

Cusip #055922785
(LASUPPL) (8/98)